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                                                                    EXHIBIT 4(j)

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                                SYSCO CORPORATION

                                       AND

                       WACHOVIA BANK, NATIONAL ASSOCIATION
             (Formerly First Union National Bank of North Carolina)

                                     Trustee

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                         SEVENTH SUPPLEMENTAL INDENTURE

                            Dated as of March 5, 2004

                             ----------------------

                           Supplementing the Indenture
                            dated as of June 15, 1995

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      SEVENTH SUPPLEMENTAL INDENTURE, dated as of the 5th day of March, 2004, between SYSCO CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "Company"), and WACHOVIA BANK, NATIONAL ASSOCIATION (formerly First Union National Bank of North Carolina), a national banking association, as trustee (the "Trustee");

      WHEREAS, the Company has heretofore executed and delivered to the Trustee an Indenture dated as of June 15, 1995 (the "Original Indenture") providing for the issuance by the Company from time to time of its unsecured debentures, notes or other evidences of indebtedness to be issued in one or more series (in the Original Indenture and herein called the "Securities"); and

      WHEREAS, the Company has heretofore executed and delivered to the Trustee
(i) a First Supplemental Indenture dated as of June 27, 1995 providing for the issuance by the Company of $150,000,000 aggregate principal amount of 6-1/2% Senior Notes due June 15, 2005, (ii) a Second Supplemental Indenture dated as of May 1, 1996 providing for the issuance by the Company of $200,000,000 aggregate principal amount of 7% Senior Notes due May 1, 2006, (iii) a Third Supplemental Indenture dated as of April 25, 1997 providing for the issuance by the Company of $50,000,000 aggregate principal amount of 7.16% Debentures due April 15, 2027, (iv) a Fourth Supplemental Indenture dated as of April 25, 1997 providing for the issuance by the Company of $100,000,000 aggregate principal amount of 7.25% Senior Notes due April 15, 2007, (v) a Fifth Supplemental Indenture dated as of July 27, 1998 providing for the issuance by the Company of $225,000,000 aggregate principal amount of 6-1/2% Debentures due August 1, 2028 and (v) a Sixth Supplemental Indenture dated as of April 5, 2002 providing for the issuance by the Company of $200,000,000 aggregate principal amount of 4.75% Notes due July 30, 2005; and

      WHEREAS, the Company, in the exercise of the power and authority conferred upon and reserved to it under the provisions of the Original Indenture, including Section 2.3 thereof, and pursuant to appropriate resolutions of the Board of Directors, has duly determined to make, execute and deliver to the Trustee this Seventh Supplemental Indenture to the Original Indenture as permitted by Sections 2.1, 2.3 and 8.1 of the Original Indenture in order to establish the form or terms of, and to provide for the creation and issue of, a series of Securities under the Original Indenture in the aggregate principal amount of $200,000,000; and

      WHEREAS, all things necessary to make the Securities provided for herein, when executed by the Company and authenticated and delivered by the Trustee or any Authenticating Agent and issued upon the terms and subject to the conditions hereinafter and in the Original Indenture set forth against payment therefor, the valid, binding and legal obligations of the Company and to make this Seventh Supplemental Indenture a valid, binding and legal agreement of the Company, have been done;

      NOW, THEREFORE, THIS SEVENTH SUPPLEMENTAL INDENTURE WITNESSETH that, in order to establish the terms of a series of Securities, and for and in consideration of the premises and of the covenants contained in the Original Indenture and in this Seventh Supplemental Indenture and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, it is mutually covenanted and agreed as follows:

                                      -1-
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                                    ARTICLE I

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

      1.1 Definitions. Each capitalized term that is used herein and is defined in the Original Indenture shall have the meaning specified in the Original Indenture unless that term is otherwise defined herein.

      1.2 Section References. Each reference to a particular section set forth in this Seventh Supplemental Indenture shall, unless the context otherwise requires, refer to this Seventh Supplemental Indenture.

                                   ARTICLE II

                          TITLE AND TERMS OF SECURITIES

      2.1 Title of the Securities. This Seventh Supplemental Indenture hereby establishes a series of Securities designated as the "4.60% Senior Notes due March 15, 2014" of the Company (collectively referred to herein as the "Notes"). For purposes of the Original Indenture, the Notes shall constitute a single series of Securities.

      2.2 Term of the Notes. The Notes shall mature on March 15, 2014 (the "Stated Maturity"). In the event that the Stated Maturity of any Note is not a Business Day, principal and interest payable at maturity shall be paid on the next succeeding Business Day with the same effect as if that Business Day were the Stated Maturity and no interest shall accrue or be payable for the period from and after the Stated Maturity to the next succeeding Business Day.

      2.3 Amount and Denominations; Currency of Payment. The aggregate principal amount in which the Notes may be issued under this Seventh Supplemental Indenture is limited to $200,000,000.

      The Notes shall be issued in the form of one or more Registered Global Securities in the name of Cede & Co., as registered owner and nominee for The Depository Trust Company, New York, New York ("DTC"). DTC shall initially act as Depositary for the Notes. The Notes that are initially issued for resale to "qualified institutional buyers" ("QIBs") under Rule 144A of the Securities Act of 1933, as amended (the "Securities Act"), shall be issued as one or more permanent Registered Global Securities under the Indenture (each a "Rule 144A Global Security"). The Notes that are initially issued for resale to non-U.S. persons outside the United States in offshore transactions in reliance on Regulation S under the Securities Act shall be issued as one or more permanent Registered Global Securities under the Indenture (each a "Regulation S Global Security").

      The Notes shall be denominated in United States dollars in denominations of $1,000 and integral multiples of $1,000.

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      2.4 Interest and Interest Rates. Each Note shall bear interest at the rate of 4.60% per annum from the date of issue or from the most recent Interest Payment Date (as defined in Section 2.5 below) to which interest on such Note has been paid or duly provided for, commencing with the Interest Payment Date next succeeding the date of issue, until the principal thereof is paid or made available for payment. Interest shall be payable to the Person in whose name a
Note is registered at the close of business on the Regular Record Date (as defined in Section 2.5 below) next preceding an Interest Payment Date. Notwithstanding the foregoing, if a Note is originally issued after the Regular Record Date and before the corresponding Interest Payment Date, the first payment of interest on the Note shall be made on the next succeeding Interest Payment Date to the Person in whose name that Note was registered on the Regular Record Date with respect to such next succeeding Interest Payment Date. Interest on each Note shall be computed on the basis of a 360-day year comprising twelve 30-day months.

      2.5 Interest Payments. The interest payment dates for each Note shall be March 15 and September 15, in each year (the "Interest Payment Dates"), beginning September 15, 2004 and the regular record dates shall be the March 1 and September 1 (the "Regular Record Dates") preceding those Interest Payment Dates, respectively. Interest shall also be payable at maturity of any Note.

      If an Interest Payment Date with respect to the Notes would otherwise fall on a day that is not a Business Day, such Interest Payment Date shall be postponed to the next succeeding Business Day with respect to the Notes and no interest shall accrue or be payable on such next succeeding Business Day for the period from and after such original Interest Payment Date to such next succeeding Business Day.

      Except as provided in the immediately preceding paragraph, interest payments shall be in the amount of interest accrued to, but excluding, the Interest Payment Date.

      2.6 Place of Payment, Transfer and Exchange.

      (i) Place of Payment. The Company authorizes and appoints the Trustee as the sole paying agent (the "Paying Agent") with respect to any Notes represented by Registered Global Securities, without prejudice to the Company's authority to appoint additional paying agents from time to time pursuant to Section 3.4 of the Original Indenture. Payments of principal on each Note and interest thereon payable at maturity or upon redemption shall be made in immediately available funds in such currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, at the request of the Holder, at the office or agency of the Paying Agent in New York, New York or any other duly appointed Paying Agent, provided that the Note is presented to the Paying Agent in time for the Paying Agent to make the payments in immediately available funds in accordance with its normal procedures. So long as any Notes are represented by a Registered Global Security, interest (other than interest payable at maturity or upon redemption) shall be paid in immediately available funds by wire transfer to the Depositary for such Notes, on the written order of the Depositary. In addition, the Company may maintain a drop agent, in such location or locations as the Company may select, to provide the Holders with an office at which they may present the Notes for payment. The Company hereby acknowledges that any drop agent maintained will

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accept Notes for presentment, take payment instructions from the Holder and forward the Notes presented and any related payment instructions to the Paying Agent by overnight courier, for next day delivery. Notes presented as set forth in the previous sentence shall be deemed to be presented to the Paying Agent on the Business Day next succeeding the day the Notes are delivered to the drop agent. Payment of interest (other than interest payable in accordance with the preceding provisions of this subsection (i)) will, subject to certain exceptions provided in the Indenture, be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security register as of the applicable Regular Record Date or, at the option of the Company, by wire transfer to an account maintained by such Person with a bank located in the United States.

      (ii) Transfer and Exchange of Notes. The Company appoints the Trustee as the sole Security registrar with respect to the Notes, without prejudice to the Company's authority to appoint additional Security registrars from time to time pursuant to Section 2.8 of the Original Indenture. The Notes may be presented by the Holders thereof for registration of transfer or exchange at the office or agency of the Security registrar or any successor or co-registrar in New York, New York. In addition, the Company may maintain a drop agent, in such location or locations as the Company may select, to provide the Holders with an office at which they may present the Notes for registration of transfer or exchange. The Company hereby acknowledges that any drop agent maintained by the Company will accept Notes for registration of transfer or exchange and forward those Notes to the Security registrar by overnight courier, for next day delivery. Notes accepted as set forth in the immediately preceding sentence shall be deemed to be presented to the Security registrar on the Business Day next succeeding the day that Notes are delivered to the drop agent.

      (iii) Transfer and Exchange of Notes in Definitive Form. In addition to the requirements set forth in Section 2.8 of the Indenture, Notes in definitive form that bear the Private Placement Legend (as defined in Section 2.10 below) presented or surrendered for registration of transfer or exchange pursuant to
Section 2.8 of the Indenture shall be accompanied by the following additional information and documents, as applicable, upon which the Security registrar may conclusively rely:

            (a) if such Notes are being delivered to the Security registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect (in substantially the form of Annex B hereto);

            (b) if such Notes are being transferred (1) to a QIB in accordance with Rule 144A under the Securities Act or (2) pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act (based upon an opinion of counsel if the Company or the Trustee so requests) or (3) pursuant to an effective registration statement under the Securities Act, a certification to that effect from such Holder (in substantially the form of Annex B hereto);

            (c) if such Notes are being transferred to an Institutional Accredited Investor (as defined in Section 2.10 below) in accordance with Regulation D under the Securities Act pursuant to a private placement exemption from the registration requirements of the Securities Act, a certification to that effect from such Holder (in substantially the form of

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      Annex B hereto) and a certification from the applicable transferee (in substantially the form of Annex C hereto) and an opinion of counsel to that effect if the Company or the Trustee so requests;

            (d) if such Notes are being transferred pursuant to an exemption from registration in accordance with Rule 903 or Rule 904 of Regulation S under the Securities Act (i) prior to the end of the 40-day distribution compliance period as defined in Regulation S which, in the case of the Notes, ends April 14, 2004 (the "Restricted Period") or (ii) after the end of the Restricted Period and the Note to be transferred is not a Note in definitive form that has been sold to persons outside the United States pursuant to Regulation S under the Securities Act (a "Regulation S Note"), certifications to that effect from such Holder (in substantially the form of Annexes B and D hereto) and an opinion of counsel to that effect if the Company or the Trustee so requests; or

            (e) if such Notes are being transferred in reliance on and in compliance with another exemption from the registration requirements of the Securities Act, a certification to that effect from such Holder (in substantially the form of Annex B hereto) and an opinion of counsel to that effect if the Company or the Trustee so requests.

      (iv) Transfer and Exchange of Registered Global Securities. The transfer and exchange of Registered Global Securities or beneficial interests therein shall be effected through the Depositary, in accordance with Section 2.8 of the Indenture, this Section 2.6 and Section 2.10 hereof (including the restrictions on transfer set forth therein and herein) and the rules and procedures of the Depositary therefor, which shall include restrictions on transfer comparable to those set forth therein and herein to the extent required by the Securities Act.

      (v) Transfer from Registered Global Security to Registered Global Security. If a beneficial interest in a Rule 144A Global Security is transferred or exchanged for a beneficial interest in a Regulation S Global Security or a beneficial interest in a Regulation S Global Security is transferred or exchanged for a beneficial interest in a Rule 144A Global Security, the Trustee will (x) record a decrease in the principal amount of the Registered Global Security being transferred or exchanged equal to the principal amount of such transfer or exchange and (y) record a like increase in the principal amount of the other Registered Global Security. Any beneficial interest in one Registered Global Security that is transferred to a Person who takes delivery in the form of an interest in another Registered Global Security, or exchanged for an interest in another Registered Global Security, will, upon transfer or exchange, cease to be an interest in such Registered Global Security and become an interest in the other Registered Global Security and, accordingly, will thereafter be subject to all transfer and exchange restrictions, if any, and other procedures applicable to beneficial interests in such other Registered Global Security for as long as it remains such an interest. Any person to whom a beneficial interest is transferred in compliance with Regulation S under the Securities Act shall take delivery in the form of an interest in a Regulation S Global Security, and any person to whom a beneficial interest is transferred other than in compliance with Regulation S under the Securities Act shall, unless the Company determines otherwise, take delivery in the form of an interest in a Rule 144A Global Security. If a Rule 144A Global Security or a Regulation S Global Security to evidence all or a portion of the Notes has not theretofore been issued, in the event of any transfer

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or exchange contemplated by the foregoing provisions, the Company will cause such Registered Global Security to be issued and the Trustee will authenticate such Registered Global Security.

      2.7 No Sinking Fund. The Notes shall not be subject to any sinking fund.

      2.8 Redemption at Option of the Company. The Notes are redeemable in whole or in part at any time and from time to time prior to the Stated Maturity, at the option of the Company, at a redemption price equal to the greater of the following amounts, plus, in either case, accrued and unpaid interest on the principal amount being redeemed to the date of redemption: (i) 100% of the principal amount of the Notes being redeemed; or (ii) the sum of the present values of the remaining scheduled payments of the principal of and interest on the Notes to be redeemed (exclusive of interest accrued to the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points.

      As used in this Section 2.8 only, the terms set forth below shall have the following respective meanings:

            "Business Day" means any calendar day that is not a Saturday, Sunday or legal holiday in New York, New York and on which commercial banks are open for business in New York, New York.

            "Comparable Treasury Issue" means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Notes that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes.

            "Comparable Treasury Price" means, with respect to any redemption date, the average of two Reference Treasury Dealer Quotations for that redemption date.

            "Quotation Agent" means Goldman, Sachs & Co. or its successor.

            "Reference Treasury Dealer" means each of (1) Goldman, Sachs & Co. or its successor and (2) one other firm that is a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer") which the Company specifies from time to time; provided, however, that if any of them ceases to be a Primary Treasury Dealer, the Company will substitute therefor another Primary Treasury Dealer.

            "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked price for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding that redemption date.

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            "Treasury Rate" means, with respect to any redemption date, the rate per year equal to: (1) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15 (519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue; provided that, if no maturity is within three months before or after the maturity date of the Notes, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined, and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding to the nearest month; or (2) if such release or any successor release is not published during the week preceding the calculation date or does not contain such yields, the rate per year equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue, expressed as a percentage of its principal amount, equal to the Comparable Treasury Price for such redemption date. The Treasury Rate will be calculated on the third
      Business Day preceding the redemption date.

      Notice of any redemption will be mailed at least 30 days but not more than 60 days before the date of redemption to each holder of Notes to be redeemed. If fewer than all of the Notes are to be redeemed, the Trustee shall select, in such manner as the Trustee shall deem appropriate and fair, the particular Notes to be redeemed in whole or in part.

      Unless the Company defaults in payment of the redemption price, on or after the date of redemption, interest will cease to accrue on the Notes or portions thereof called for redemption.

      2.9. Form and Other Terms of the Notes. Attached hereto as Annex A is a form of a Note denominated in United States dollars, which form is hereby established as a form in which Notes may be issued. In addition, any Note may be issued in such other form as may be provided by, or not inconsistent with, the terms of the Original Indenture and this Seventh Supplemental Indenture.

      2.10. Legends.

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      (i)   Each Registered Global Security shall bear the legends set forth in the first two paragraphs on the face of the Form of Note.

      (ii) Except as permitted by the following subsection (iii), (a) each Rule 144A Global Security evidencing the Notes and each Note in definitive form that has been sold to a QIB under Rule 144A of the Securities Act (a "Rule 144A Note") evidencing the Notes shall bear the following legend set forth below (the "Private Placement Legend") on the face thereof and shall be subject to the transfer restrictions set forth therein and (b) each Regulation S Global Security evidencing the Notes and each Regulation S Note evidencing the Notes shall bear the Private Placement Legend on the face thereof until the termination of the Restricted Period and shall be subject to the transfer restrictions set forth therein:

            THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF THAT REGISTRATION OR UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. BY ITS ACQUISITION HEREOF, THE HOLDER
      (1) REPRESENTS THAT IT IS (A) A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A ("RULE 144A") UNDER THE SECURITIES ACT), (B) AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPHS
      (a)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT (AN "INSTITUTIONAL ACCREDITED INVESTOR") THAT IS ACQUIRING THIS SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF NOT LESS THAN $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION HEREOF IN VIOLATION OF THE SECURITIES ACT, (C) A PERSON THAT, AT THE TIME THE BUY ORDER FOR THIS SECURITY WAS ORIGINATED, WAS OUTSIDE THE UNITED STATES AND WAS NOT A U.S. PERSON (AND WAS NOT PURCHASING FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON), OR (D) A PERSON THAT ACQUIRED THIS SECURITY PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, (2) AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY PRIOR TO (X) THE DATE THAT IS TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(k) OF THE SECURITIES ACT) AFTER THE LATER OF THE ORIGINAL ISSUE DATE (AS DEFINED BELOW) AND THE LAST DATE ON WHICH SYSCO CORPORATION OR ANY "AFFILIATE" (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF SYSCO CORPORATION WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) OR (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW (THE "RESALE RESTRICTION TERMINATION DATE"), EXCEPT (A) TO SYSCO CORPORATION, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN

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      DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THIS
      SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN EACH CASE TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) TO A NON-U.S. PERSON IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT IS ACQUIRING THIS SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF NOT LESS THAN $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION HEREOF IN VIOLATION OF THE SECURITIES ACT, (F) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (G) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES TO COMPLIANCE WITH ANY APPLICABLE STATE OR OTHER SECURITIES LAWS, AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT (I) PRIOR TO ANY SALE OR TRANSFER A CERTIFICATE OF TRANSFER (THE FORM OF WHICH MAY BE OBTAINED FROM THE TRUSTEE) IS COMPLETED BY THE TRANSFEREE AND DELIVERED BY THE TRANSFEROR TO SYSCO CORPORATION AND THE TRUSTEE AND
      (II) SYSCO CORPORATION AND THE TRUSTEE SHALL HAVE THE RIGHT PRIOR TO ANY OFFER, SALE OR TRANSFER OF THIS SECURITY TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THE SECURITY EVIDENCED HEREBY PURSUANT TO CLAUSE 2(B) ABOVE OR UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. AS USED HEREIN, THE TERMS "UNITED STATES," "OFFSHORE TRANSACTION," AND "U.S. PERSON" HAVE THE RESPECTIVE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

      (iii) Upon the transfer, exchange or replacement of Notes not bearing the Private Placement Legend, the Security registrar shall deliver Notes that do not bear the Private Placement Legend. Upon the transfer, exchange or replacement of Notes bearing the Private Placement Legend, the Security registrar shall deliver only Notes that bear the Private Placement Legend, unless (i) the requested transfer is after the relevant Resale Restriction Termination Date with respect to such Notes, (ii) upon written request of the Company after there is delivered to the Security registrar an opinion of counsel (which opinion and counsel must be reasonably satisfactory to the Company and the Trustee) to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act, (iii) with respect to a Regulation S Global Security or a Regulation S Note, with the agreement of the Company on or after the termination of the Restricted Period with respect to such Note, (iv) such Notes are sold or exchanged pursuant to an effective registration statement under the Securities Act or (v) such Notes are sold pursuant to Rule 144 under the Securities Act and the requirements of the Indenture. In the case of any
Note in the form of a Registered Global Security that is transferred, exchanged or replaced pursuant to subsection (iv) or (v) above, such Note shall not be required to bear the Private Placement Legend only if all other interests in such Registered Global Security have been or are concurrently being sold or transferred pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144 under the Securities Act, but such Registered Global Security shall continue to be subject to the provisions of Sections 2.8 of the Indenture, and Sections 2.6 and 2.10 hereof.

                                   ARTICLE III

                            MISCELLANEOUS PROVISIONS

      The Trustee makes no undertaking or representation in respect of, and shall not be responsible in any manner whatsoever for and in respect of, the validity or sufficiency of this Seventh Supplemental Indenture or the proper authorization or the due execution hereof by the Company or for or in respect of the recitals and statements contained herein, all of which recitals and statements are made solely by the Company.

      Except as expressly amended hereby, the Original Indenture, as heretofore amended and supplemented, shall continue in full force and effect in accordance with the provisions thereof and the Original Indenture is in all respects hereby ratified and confirmed. This Seventh Supplemental Indenture and all its provisions shall be deemed a part of the Original Indenture in the manner and to the extent herein and therein provided.

      THIS SEVENTH SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

      This Seventh Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this Seventh Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                      SYSCO CORPORATION

                                      By: /s/ Diane Day Sanders
                                      ------------------------------------------
                                          Diane Day Sanders
                                          Senior Vice President of Finance
                                          and Treasurer

                                      WACHOVIA BANK, NATIONAL ASSOCIATION,
                                      as Trustee

                                      By: /s/ R. Douglas Milner
                                          --------------------------------------
                                          Name:  R. Douglas Milner
                                          Title:  Vice President

                                                                         Annex A

                           [FORM OF FACE OF SECURITY]

                                          [Rule 144A Registered Global Security]
                                       [Regulation S Registered Global Security]

            THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

            UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

            [THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF THAT REGISTRATION OR UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS (A) A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A ("RULE 144A") UNDER THE SECURITIES
ACT), (B) AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPHS (a)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT (AN "INSTITUTIONAL ACCREDITED INVESTOR") THAT IS ACQUIRING THIS SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF NOT LESS THAN $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION HEREOF IN VIOLATION OF THE SECURITIES ACT, (C) A PERSON THAT, AT THE TIME THE BUY ORDER FOR THIS SECURITY WAS ORIGINATED, WAS OUTSIDE THE UNITED STATES AND WAS

NOT A U.S. PERSON (AND WAS NOT PURCHASING FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON), OR (D) A PERSON THAT ACQUIRED THIS SECURITY PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT,
(2) AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY PRIOR TO (X) THE DATE THAT IS TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(k) OF THE SECURITIES ACT) AFTER THE LATER OF THE ORIGINAL ISSUE DATE (AS DEFINED BELOW) AND THE LAST DATE ON WHICH SYSCO CORPORATION OR ANY "AFFILIATE" (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF SYSCO CORPORATION WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) OR (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW (THE "RESALE RESTRICTION TERMINATION DATE"), EXCEPT (A) TO SYSCO CORPORATION, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN EACH CASE TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) TO A NON-U.S. PERSON IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT IS ACQUIRING THIS SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF NOT LESS THAN $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION HEREOF IN VIOLATION OF THE SECURITIES ACT, (F) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (G) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES TO COMPLIANCE WITH ANY APPLICABLE STATE OR OTHER SECURITIES LAWS, AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT
(I) PRIOR TO ANY SALE OR TRANSFER A CERTIFICATE OF TRANSFER (THE FORM OF WHICH MAY BE OBTAINED FROM THE TRUSTEE) IS COMPLETED BY THE TRANSFEREE AND DELIVERED BY THE TRANSFEROR TO SYSCO CORPORATION AND THE TRUSTEE AND (II) SYSCO CORPORATION AND THE TRUSTEE SHALL HAVE THE RIGHT PRIOR TO ANY OFFER, SALE OR TRANSFER OF THIS SECURITY TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THE SECURITY EVIDENCED HEREBY PURSUANT TO CLAUSE 2(B) ABOVE OR UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. AS USED HEREIN, THE TERMS "UNITED STATES," "OFFSHORE TRANSACTION," AND "U.S. PERSON" HAVE THE

RESPECTIVE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.]

REGISTERED                                                            REGISTERED

                               SYSCO CORPORATION
                      4.60% Senior Note due March 15, 2014

No. _______                                                   CUSIP: ___________

PRINCIPAL AMOUNT: $___________                AUTHENTICATION DATE: March 5, 2004

ORIGINAL ISSUE DATE: March 5, 2004               STATED MATURITY: March 15, 2014

INTEREST RATE: 4.60% per annum                  SUBJECT TO DEFEASANCE PURSUANT
                                                TO SECTION 10.1 OF THE INDENTURE
                                                REFERRED TO HEREIN

ISSUE PRICE (%): 99.943%

            SYSCO Corporation, a corporation organized and existing under the laws of the State of Delaware (herein called the "Company", which term includes any successor Person under the Indenture referred to herein), for value received, hereby promises to pay to CEDE & Co., or registered assigns, the principal sum of ___________________________ ($___________) on March 15, 2014
(the "Stated Maturity") and to pay interest thereon at the rate of 4.60% per annum, computed on the basis of a 360-day year comprising twelve 30-day months, from March 5, 2004 (the "Original Issue Date") or from the most recent Interest Payment Date to which interest has been paid or duly provided for, on March 15 and September 15 in each year and at the Stated Maturity or upon redemption, commencing with September 15, 2004, until the principal hereof is paid or made available for payment. If an Interest Payment Date would otherwise fall on a day that is not a Business Day, such Interest Payment Date shall be postponed to the next succeeding Business Day and no interest shall accrue or be payable on such next succeeding Business Day for the period from and after such original Interest Payment Date to such next succeeding Business Day. Except as provided in the immediately preceding sentence, interest payments shall be in the amount of interest accrued to, but excluding, the Interest Payment Date.

            The interest payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture referred to herein, be paid to the Person in whose name this Note is registered at the close of business on the Regular Record Date for such interest, which shall be March 1 or September 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

            Payments of principal on this Note and interest payable on this Note at the Stated Maturity or upon redemption of this Note shall be made in immediately available funds in such currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, at the request of the Holder upon presentation and surrender of this Note, at the office or agency of the Paying Agent in New York, New York or any other duly appointed Paying Agent, provided that this Note is presented to the Paying Agent in time for the Paying Agent to make payments in immediately available funds in accordance with its normal procedures. So long as any Notes are represented by a Registered Global Security, interest (other than interest payable at maturity or upon redemption) shall be paid in immediately available funds by wire transfer to the Depositary for such Notes, on the written order of the Depositary. In addition, the Company may maintain a drop agent, in such location or locations as the Company may select, to provide the Holders with an office at which they may present the Notes for payment. Notes presented to a drop agent in accordance with the provisions of the Indenture referred to herein shall be deemed to be presented to the Paying Agent on the Business Day next succeeding the day the Notes are delivered to the drop agent.

            Payment of interest (other than interest payable in accordance with the provisions of the immediately preceding paragraph) will, subject to certain exceptions provided in the Indenture referred to herein, be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security register as of the applicable Regular Record Date or, at the option of the Company, by wire transfer to an account maintained by such Person with a bank located in the United States.

            The Notes are redeemable in whole or in part at any time and from time to time prior to the Stated Maturity, at the option of the Company, at a redemption price equal to the greater of the following amounts, plus, in either case, accrued and unpaid interest on the principal amount being redeemed to the date of redemption: (1) 100% of the principal amount of the Notes being redeemed; or (2) the sum of the present values of the remaining scheduled payments of the principal of and interest on the Notes to be redeemed (exclusive of interest accrued to the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the following paragraph) plus 15 basis points.

            As used in this paragraph and in the immediately preceding paragraph only, the terms set forth below shall have the following respective meanings:

      "Business Day" means any calendar day that is not a Saturday, Sunday or legal holiday in New York, New York or Houston, Texas and on which commercial banks are open for business in New York, New York and Houston, Texas.

      "Comparable Treasury Issue" means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Notes that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes.

      "Comparable Treasury Price" means, with respect to any redemption date, the average of two Reference Treasury Dealer Quotations for that redemption date.

      "Quotation Agent" means Goldman, Sachs & Co. or its successor.

      "Reference Treasury Dealer" means each of (1) Goldman, Sachs & Co. or its successor and (2) one other firm that is a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer") which the Company specifies from time to time; provided, however, that if any of them ceases to be a Primary Treasury Dealer, the Company will substitute therefor another Primary Treasury Dealer.

      "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked price for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding that redemption date.

      "Treasury Rate" means, with respect to any redemption date, the rate per year equal to: (1) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15 (519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue; provided that, if no maturity is within three months before or after the maturity date of the Notes, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined, and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding to the nearest month; or (2) if such release or any successor release is not published during the week preceding the calculation date or does not contain such yields, the rate per year equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue, expressed as a percentage of its principal amount, equal to the Comparable Treasury Price for such redemption date. The Treasury Rate will be calculated on the third Business Day preceding the redemption date.

            Notice of any redemption will be mailed at least 30 days but not more than 60 days before the date of redemption to each holder of Notes to be redeemed. If fewer than all of the Notes are to be redeemed, the Trustee shall select, in such manner as the Trustee shall deem appropriate and fair, the particular Notes to be redeemed in whole or in part.

            Unless the Company defaults in payment of the redemption price, on or after the date of redemption, interest will cease to accrue on the Notes or portions thereof called for redemption.

            In the event of redemption of this Note in part only, a new Note or Notes of like tenor and in an aggregate principal amount equal to the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

            The Notes are not subject to any sinking fund.

            REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH IN FULL ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH IN FULL AT THIS PLACE.

            Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this Note shall not be entitled to any benefit under the Indenture referred to herein or be valid or obligatory for any purpose.

            IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

                                      SYSCO CORPORATION
[Seal]

                                      By________________________________________
                                             Diane Day Sanders
                                             Senior Vice President of Finance
                                             and Treasurer

                                      Attest____________________________________
                                             Ann F. Gullion
                                             Assistant Secretary

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

Date: March 5, 2004

This is one of the Securities referred to in the within-mentioned Indenture.

                                      WACHOVIA BANK, NATIONAL
                                      ASSOCIATION, as Trustee

                                      By________________________________________
                                             Authorized Signatory

                                [REVERSE OF NOTE]

                                SYSCO CORPORATION

                      4.60% Senior Note due March 15, 2014

            This Note is one of a duly authorized issue of securities of the Company (the "Securities"), issued and to be issued in one or more series under an Indenture dated as of June 15, 1995 and executed and delivered by the Company to Wachovia Bank, National Association (formerly First Union National Bank of North Carolina), as trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), as supplemented by a First Supplemental Indenture dated as of June 27, 1995, a Second Supplemental Indenture dated as of May 1, 1996, a Third Supplemental Indenture dated as of April 25, 1997, a Fourth Supplemental Indenture dated as of April 25, 1997, a Fifth Supplemental Indenture dated as of July 27, 1998, a Sixth Supplemental Indenture dated as of April 5, 2002 and a Seventh Supplemental Indenture dated as of March 5, 2004, all executed and delivered by the Company to the Trustee (such Indenture, as supplemented by the First Supplemental Indenture, Second Supplemental Indenture, Third Supplemental Indenture, Fourth Supplemental Indenture, Fifth Supplemental Indenture, Sixth Supplemental Indenture and Seventh Supplemental Indenture, is referred to herein as the "Indenture"), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. The acceptance of this Note shall be deemed to constitute the consent and agreement of the Holder hereof to all the terms and conditions of the Indenture. This Note is a Security of the series designated on the face hereof, limited in aggregate principal amount to $200,000,000.

            If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture. Events of Default are defined in the Indenture and generally include: (i) default for 30 days in payment of any interest on the Securities; (ii) default in any payment of principal on any of the Securities when due and payable; (iii) failure on the part of the Company duly to observe or perform any of the covenants or agreements on the part of the Company in the Securities or in the Indenture which shall not have been remedied within 90 days after written notice by the Trustee or by the holders of at least 25% in aggregate principal amount of the Outstanding Securities of all series affected thereby; or (iv) certain events involving bankruptcy, insolvency or reorganization of the Company. If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of the Securities of each such affected series of then Outstanding Securities (voting as a single class) may declare the entire principal of all Securities of all such affected series, and the interest accrued thereon, if any, to be immediately due and payable, except that, in the case of an Event of Default arising from certain events of bankruptcy, insolvency or reorganization of the Company, the principal and interest on the Securities shall become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Securityholder. Subject to certain limitations, the Holders of a majority in aggregate principal amount of the Securities of each series affected (with all such series voting as a single class) at the time Outstanding shall have the right to direct the Trustee in its exercise of any trust or power conferred on the Trustee with respect to the Securities of such series by the Indenture, provided that the Trustee may decline to follow any such direction if the Trustee determines the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith shall determine that the action or proceeding so directed would involve the Trustee in personal liability or if the Trustee in good faith shall so determine that the actions or forbearances specified in or pursuant to such direction would be unduly prejudicial to the interest of Holders of the Securities of all series so affected not joining in the giving of said direction. The Trustee may withhold from Holders notice of any continuing default (except a default in payment of principal or interest) if it determines that withholding notice is in their best interests. The Company must furnish an annual compliance certificate to the Trustee.

            The Indenture contains provisions permitting the Company and the Trustee to modify the Indenture or any supplemental indenture without the consent of the Holders for one or more of the following purposes (as more particularly set forth in the Indenture): (1) to convey, transfer, assign, mortgage or pledge any property or assets to the Trustee as security for the Securities of one or more series; (2) to evidence the succession of another entity to the Company; (3) to add to the covenants of the Company or add Events of Default for the benefit of Holders; (4) to cure any ambiguity, to correct or supplement any provision of the Indenture which may be defective or inconsistent with any other provision of the Indenture, or to make any other provisions with respect to matters or questions arising under the Indenture as shall not adversely affect the interests of the Holders in any material respect; (5) to establish the form or terms of Securities of any series as permitted by Sections
2.1 and 2.3 of the Indenture; and (6) to evidence the appointment of a successor Trustee.

            The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities then Outstanding of each series to be affected (voting as a single class). The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Securities of all series at the time Outstanding with respect to which a default or Event of Default shall have occurred and be continuing (voting as a single class), on behalf of the Holders of all such Securities, to waive certain past defaults and Events of Default under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Security issued upon the registration of transfer hereof or in exchange for or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

            Without the consent of each Holder of each Note so effected, the Company may not extend the final maturity of any Note, or reduce the rate (or alter the method of computation) or interest thereon or extend the time for payment thereof, or reduce (or alter the method of computation of) any amount payable on redemption or repayment thereof or extend the time for payment thereof, or make the principal thereof or interest thereon (including any amount in respect of original issue discount) payable in any coin or currency other than that provided in the Notes or in accordance with the terms thereof, or reduce the amount that would be due and payable upon an acceleration of the maturity of any Note, or impair or affect the right of any Holder to institute suit for the payment thereof.

            A supplemental indenture that changes or eliminates any covenant or other provision of the Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of Holders of Securities of such series, or of Coupons appertaining to such Securities, with respect to such covenant provision, shall be deemed not to affect the rights under the Indenture of Holders of Securities of any other series or of the Coupons appertaining to such Securities.

            As set forth in, and subject to the provisions of, the Indenture, no Holder of any Note will have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for any remedy thereunder, unless
(1) such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to the Notes, (2) the Holders of not less than 25% in aggregate principal amount of the Outstanding Notes shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, (3) the Trustee shall not have received from the Holders of a majority in aggregate principal amount of the Outstanding Notes a direction inconsistent with such request and (4) the Trustee shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of or any interest on this Note on or after the respective due dates expressed herein.

            No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note, as described on the face hereof, at the times, place and rate, and in the coin or currency, herein prescribed.

            The Notes are issuable only in fully registered form and are represented either by one or more global certificates registered in the name of a depositary or in the name of its nominee or by a certificate or certificates registered in the name of the beneficial owner(s) of such Notes or its or their nominee(s). The Notes are issuable in denominations of $1,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes and of like tenor of any authorized denomination, as requested by the Holder surrendering the same.

            As provided in the Indenture and subject to certain limitations set forth in the Indenture or this Note, the transfer of this Note is registrable in the Security register, upon surrender of this Note for registration of transfer or exchange at the office or agency of the Security registrar or any successor or co-registrar in New York, New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of like tenor, of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees. The Company shall not be required to exchange or register a transfer of (a) any Notes for a period of 15 days next preceding the first mailing of notice of redemption of the Notes, or (b) the Notes selected, called or being called for redemption, in whole or in part, except, in the case of any Note to be redeemed in part, the portion thereof not so to be redeemed.

            In addition, the Company may maintain a drop agent, in such location or locations as the Company may select, to provide the Holders with an office at which they may present the Notes for registration of transfer or exchange. Notes accepted as set forth in the immediately preceding sentence shall be deemed to be presented to the Security registrar on the Business Day next succeeding the day that Notes are delivered to the drop agent.

            No service charge shall be made for any registration of transfer or exchange of Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            By its acceptance of any Note bearing a legend restricting transfer, each Holder of such Note acknowledges the restrictions on transfer of such Note set forth in the Seventh Supplemental Indenture establishing the terms of the Notes pursuant to the Indenture and in such legend and agrees that it will transfer such Note only as provided in the Seventh Supplemental Indenture and the Indenture.

            Subject to the terms of the Indenture, prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and none of the Company, the Trustee or any such agent shall be affected by notice to the contrary.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Note or of certain restrictive covenants and Events of Default with respect to this Note, in each case upon compliance with certain conditions set forth in the Indenture. The Indenture with respect to the Notes shall be discharged and canceled upon the payment of all of the Notes and shall be discharged except for certain obligations upon the irrevocable deposit with the Trustee of any combination of funds and U.S. Government Obligations sufficient for such payment.

            In the case of any conflict between the provisions of this Note and the Indenture, the provisions of the Indenture shall control.

            THE INDENTURE AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

            All capitalized terms used but not defined in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

            As provided in the Indenture, no recourse under or upon any obligation, covenant or agreement contained in the Indenture, or in this Note, or because of any indebtedness evidenced hereby, shall be had against any incorporator, as such, or against any past, present or future stockholder, officer, director or employee, as such, of the Company or of any successor, either directly or through the Company or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being, by acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

                               FORM OF ASSIGNMENT

ABBREVIATIONS

            Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors
Act).

    Additional abbreviations may also be used though not in the above list.
               __________________________________________________

               FOR VALUE RECEIVED, the undersigned hereby sell(s),
                         assign(s) and transfer(s) unto
                        ________________________________

                        Please insert Social Security or
                      other identifying number of assignee

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF
ASSIGNEE

______________________________________

______________________________________

______________________________________

______________________________________

the within Note and all rights thereunder, hereby irrevocably constituting and appointing __________________________________, attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.

                                             Dated:_____________________________
                                             Notice: The signature(s) to this
                                             assignment must correspond with the
                                             name(s) as written on the face of
                                             the within instrument in every
                                             particular, without alteration or
                                             enlargement, or any change
                                             whatsoever.

           SCHEDULE OF INCREASES OR DECREASES IN THE PRINCIPAL AMOUNT
                                  OF THIS NOTE

            The original principal amount of this Note is ______________ U.S. Dollars ($__________). The following increases or decreases in the principal amount of this Note have been made:

                  Amount of          Amount of      Principal amount   Signature of
                 decrease in        increase in         of this         authorized
  Date of     principal amount   principal amount   Note following     signatory of
increase or        of this            of this        such decrease      Trustee or
  decrease          Note               Note          (or increase)      Depository
-----------   ----------------   ----------------   ----------------   ------------

                                                                         Annex B

                    [FORM OF CERTIFICATE TO BE DELIVERED UPON
                         EXCHANGE OR TRANSFER OF NOTES]

Re:   4.60% Notes due March 15, 2014 of SYSCO Corporation (the "Notes")

            This Certificate relates to $_____ principal amount of Notes held in ______ book-entry or ______ definitive form by _____________________ (the
"Transferor").

            The Transferor has requested the Trustee by written order to exchange or register the transfer of a Note or Notes or beneficial interests therein (the "Transfer").

            In connection with such request and in respect of each such Note or beneficial interest therein, the Transferor does hereby certify that the Transferor is familiar with the Indenture relating to the above-captioned Notes and that the Transfer does not require registration under the Securities Act of 1933, as amended (the "Securities Act"), because:

                                    Check One

            [ ] (a) Such Note or beneficial interest is being acquired for the Transferor's own account without transfer.

            [ ] (b) Such Note or beneficial interest is being transferred (i) to a "qualified institutional buyer" (as defined in Rule 144A under the Securities
Act), in accordance with Rule 144A under the Securities Act, that is purchasing for its own account or for the account of another qualified institutional buyer, in each case to whom notice is given that the Transfer is being made in reliance on Rule 144A and the certificate attached hereto has been completed; or (ii) to a non-U.S. person in an offshore transaction in accordance with Rule 903 or Rule 904 of Regulation S under the Securities Act (and in the case of clause (ii), a certification in substantially the form of Annex D to the Supplemental Indenture relating to the above-captioned Notes and an opinion of counsel to that effect if the Company or the Trustee so requests are being furnished herewith).

            [ ] (c) Such Note or a beneficial interest therein is being transferred (i) pursuant to an exemption from registration under the Securities Act provided by Rule 144 thereunder and an opinion of counsel to that effect if the Company or the Trustee so requests is being furnished herewith, or (ii) pursuant to an effective registration statement under the Securities Act.

            [ ] (d) Such Note or beneficial interest is being transferred to an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2),
(3) or (7) of Regulation D under the Securities Act that is acquiring such Note or beneficial interest for its own account or for the account of another institutional accredited investor, in each case in a minimum principal amount of the Notes of not less than $250,000, for investment purposes and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act, and a certification in substantially the form of Annex C to the Supplemental

Indenture and an opinion of counsel to that effect if the Company or the Trustee so requests are being furnished herewith.

            [ ] (e) Such Note or beneficial interest is being transferred in reliance on and in compliance with another exemption from the registration requirements of the Securities Act and an opinion of counsel to that effect if the Company or the Trustee so requests is being furnished herewith.

            If none of the foregoing boxes is checked, the Trustee or other registrar shall not be obligated to register the Note in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in the Indenture shall have been satisfied.

Date:_________________________
______________________________
                                             ___________________________________
                                             NOTICE: The signature to this
                                             assignment must correspond with the
                                             name as written upon the face of
                                             the within-mentioned instrument in
                                             every particular, without
                                             alteration or any change
                                             whatsoever.

Signature Guarantee: _______________________________

            Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

              TO BE COMPLETED BY PURCHASER IF (b) ABOVE IS CHECKED AND TRANSFEROR IS RELYING ON SUBSECTION (i) THEREOF.

            The undersigned represents and warrants that it is purchasing the Note or a beneficial interest therein for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding SYSCO Corporation as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:___________________________

______________________________________
To be executed by an executive officer

                                                                         Annex C

                       [FORM OF LETTER TO BE DELIVERED BY
                      INSTITUTIONAL ACCREDITED INVESTORS ]

SYSCO Corporation
c/o Wachovia Bank, National Association
5847 San Felipe, Suite 1050
Houston, Texas 77057

Dear Sirs:

This certificate is delivered to request a transfer of $__________ principal amount of the 4.60% Senior Notes Due March 15, 2014 (the "Notes") of SYSCO Corporation (the "Company").

Upon transfer, the Notes would be registered in the name of the new beneficial owner as follows:

Name:

Address:

Taxpayer ID Number:

The undersigned represents and warrants to you that:

      (1) We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act of 1933, as amended (the "Securities Act")) purchasing for our own account or for the account of such an institutional "accredited investor" at least $250,000 principal amount of the Notes, and we are acquiring the Notes not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risk of our investment in the Notes, and we invest in or purchase securities similar to the Notes in the normal course of our business. We and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

      (2) We understand and acknowledge that the Notes have not been registered under the Securities Act or any other applicable securities law and, unless so registered, may not be sold except as permitted in the following sentence. We agree on our own behalf and on behalf of any investor account for which we are purchasing Notes to offer, sell or otherwise transfer such Notes prior to the date which is two years (or such shorter period of time as permitted by Rule 144(k) under the Securities Act) after the later of the date of original issue and the last date on which the Company or any affiliate of the Company was the owner of such Notes (or any predecessor thereto) or such later date, if any, as may be required by applicable law (the "Resale Restriction Termination Date") only (a) to the Company, (b) pursuant to a registration statement which has been declared effective under the Securities Act, (c) for so long as the Notes are eligible for resale pursuant to Rule 144A, in a transaction complying with the requirements of Rule 144A under the Securities Act ("Rule 144A"), to a person we reasonably believe is a qualified institutional buyer under Rule 144A (a "QIB"), that purchases for its own account or for the account of a QIB and to whom notice is given that the transfer is being made in reliance on Rule 144A, (d) to a non-U.S. person in an offshore transaction in accordance with Rule 903 or Rule 904 of Regulation S under the Securities Act, (e) to an institutional "accredited investor" (within the meaning Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities
Act) that is purchasing for its own account or for the account of such an institutional "accredited investor" in each case in a minimum principal amount of Notes of $250,000, for investment purposes and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act, (f) pursuant to an exemption from the registration requirements of the Securities Act provided by Rule 144 thereunder (if available) or (g) pursuant to any other available exemption from the registration requirements of the Securities Act, subject in each of the foregoing cases to any requirement of law that the disposition of our property or the property of such investor account or accounts be at all times within our or their control and in compliance with any applicable state securities laws. The foregoing restrictions on resale will not apply subsequent to the Resale Restriction Termination Date. If any resale or other transfer of the Notes is proposed to be made pursuant to clause (e) above prior to the Resale Restriction Termination Date, the transferor shall deliver a letter from the transferee substantially in the form of this letter to the Company and the Trustee, which shall provide, among other things, that the transferee is an institutional "accredited investor" (within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) that is acquiring such notes for investment purposes and not for distribution in violation of the Securities Act. We acknowledge that the Company and the Trustee reserve the right prior to any offer, sale or other transfer of the Notes prior to the Resale Restriction Termination Date pursuant to clause
(d), (e), (f) or (g) above to require the delivery of an opinion of counsel, certifications and/or other information satisfactory to the Company and the Trustee.

      (3) You are entitled to rely upon this letter and you are irrevocably authorized to produce this letter or a copy of this letter to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered in this letter, and we agree to notify you promptly in writing if any of our representations or warranties herein ceases to be accurate and complete.

      THIS LETTER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS TO THE EXTENT THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

                                                 Transferee:

                                                 By:____________________________

                                                                         Annex D

                      [FORM OF CERTIFICATE TO BE DELIVERED
                          IN CONNECTION WITH TRANSFERS
                            PURSUANT TO REGULATION S]
__________________,_____

SYSCO Corporation

c/o Wachovia Bank, National Association, Trustee
5847 San Felipe, Suite 1050
Houston, Texas 77057

      Re: SYSCO Corporation
          4.60% Notes due March 15, 2014 (the "Notes")

Dear Sirs:

            In connection with our proposed sale of U.S.$________ aggregate principal amount of the Notes, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, we represent that:

      -     the offer of the Notes was not made to a person in the United
            States;

      - at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States; or the transaction was executed in, on or through the facilities of a designated offshore securities market and neither we nor any person acting on our behalf knows that the transaction was prearranged with a buyer in the United States;

      - no directed selling efforts have been made by us, or any person acting on our behalf, in the United States in contravention of the requirements of Rule 903(a) or Rule 904(a) of Regulation S under the Securities Act, as applicable;

      - the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

      - if the proposed transfer is being made prior to the expiration of a 40-day "distribution compliance period" as defined in Regulation S under the Securities Act, the transfer is being made (a) to a person that is not a U.S. person or for the account or benefit of a person that is not a U.S. person within the meaning of Regulation S under the Securities Act; (b) to a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act; or (c) to an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

            You and SYSCO Corporation are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S under the Securities Act.

                                                 Very truly yours,

                                                 [Name of Transferor]

                                                 By:____________________________
                                                    Authorized Signatory

                                       D-2